POWER OF ATTORNEY

	KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Thomas H. Welch, Jr. as the undersigned's true and lawful attorney-in-fact ("Attorney-in-Fact") to:

		(a)	Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Dell Inc. (the "Company"), Forms
3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder;
		(b)	Do and
perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and
		(c)	Take
any other action of any type whatsoever in connection with the foregoing which, in the opinion of the Attorney-in-Fact, may be of benefit to, in the best interest of or legally required by the undersigned, it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such Attorney-in-Fact may approve in the Attorney-in-Fact's discretion.
	The undersigned hereby
grants to the Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the Attorney-in-Fact, or the
Attorney-in-Fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.
	This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.
	In witness hereof, the undersigned
has caused this Power of Attorney to be executed as of the date indicated
below.

				/s/Glenn E. Neland
				Glenn Neland
				December 13,
2004